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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)           June 17, 1999
                                                     ------------------------

                          EXODUS COMMUNICATIONS, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    0-23795                  77-0403076
-----------------------------       ------------          -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
    of incorporation)               File Number)          Identification No.)


         2831 Mission College Boulevard
            Santa Clara, California                            95054-1838
      --------------------------------------                   ----------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code             (408) 346-2200
                                                               --------------
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Item 5:  Other Events
         ------------

         On June 17, 1999, Exodus Communications, Inc. issued a press release announcing that it has entered into an agreement to sell $75 million of 11 1/4% senior notes due 2008 in a private offering. The offering will be made within the United States to qualified institutional buyers and outside the United States to non-U.S. persons. A copy of the press release is filed as Exhibit
99.01 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)  Exhibits

        Exhibit Number          Exhibit
        --------------          -------

        99.01                   Press Release, dated June 17, 1999,
                                of Exodus Communications, Inc.

                                       2
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 1999

                                EXODUS COMMUNICATIONS, INC.

                                By:  /s/ Richard S. Stoltz
                                    -------------------------
                                     Richard S. Stoltz
                                     Executive Vice President, Finance,
                                      Chief Financial Officer and
                                      Chief Operating Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

99.01    Press release of the Company dated June 17, 1999.